SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:_____________________________________________
         2) Form, Schedule or Registration Statement No.:_______________________
         3) Filing Party:_______________________________________________________
         4) Date Filed:_________________________________________________________

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                               585 West 500 South
                              Bountiful, Utah 84010

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 25, 2005


         NOTICE is hereby given that the Annual Meeting of Stockholders of Specialized Health Products International, Inc. (the "Company") will be held at the Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84101, at 9:30 a.m. MDT on May 25, 2005, for the following purposes:

         1.       To elect three members of the Board of Directors; and

         2. To transact such other business as may properly come before such meeting or any adjournments thereof.

         The record date for the meeting is the close of business on March 31, 2005 and only the holders of voting securities of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                             By order of the Board of Directors



                                             /s/ Paul S. Evans
                                             -----------------------------------
                                             Secretary


May 2, 2005
                         Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                               585 West 500 South
                              Bountiful, Utah 84010



                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 25, 2005



                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of Specialized Health Products International, Inc. (the "Company") common stock (the "Common Stock" or the "Shares"), par value $0.02 per share, in connection with the solicitation of proxies by the Company for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84101, at 9:30 a.m. MDT on May 25, 2005, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about May 2, 2005.

VOTING AT THE ANNUAL MEETING

         The Board of Directors of the Company (the "Board") has fixed the close of business on March 31, 2005, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding approximately 44,481,445 shares of Common Stock held by approximately 332 holders of record. On the Record Date there were no Shares of the Company's stock held as treasury stock by the Company. Holders of record of the Company's Shares on the Record Date are entitled to cast one vote per Share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares is necessary to constitute a quorum at the Annual Meeting.

         The Shares will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such Shares will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Specialized Health Products International, Inc., 585 West 500 South, Bountiful, Utah 84010, Attention: Mr. Paul S. Evans, Secretary.

         At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of three directors by the holders of Common Stock. The affirmative vote of a plurality of the votes cast at the meeting by the holders of the Common Stock is required to elect each director. The Board recommends that holders of the Shares vote FOR the approval of election of the directors proposed by the Board.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.       Election of Directors

Board of Directors

         The Company's Board is divided into three classes. One class of directors is elected at each annual meeting of stockholders for a three-year term. Each year a different class of directors is elected on a rotating basis. The terms of Jeffrey M. Soinski, Guy J. Jordan and Stephen I. Shapiro expire in 2005. The terms of David W. Jahns and Robert W. Walker expire in 2006. The terms of Stuart A. Randle and Donald D. Solomon expire in 2007. No other person has acted as a director of the Company during 2004. The number of directors comprising the Board of Directors is seven.

         At this meeting Jeffrey M. Soinski, Guy J. Jordan and Stephen I. Shapiro have been nominated by the Board for election to the class whose term expires at the 2008 annual meeting.

         Unless otherwise specified, proxy votes will be cast for the election of the nominee as a director. If the nominee should be unavailable for election, the Board may designate a substitute nominee. It is intended that proxy votes will be cast for the election of such substitute nominee. Stockholder nominations of persons for election as directors are subject to the notice requirements described under the caption "Other Matters" appearing later in this proxy statement. The affirmative vote of a plurality of the votes cast at the meeting by the holders of the Shares is required to elect each director.

         The following pages contain information concerning the nominee and the directors whose terms of office will continue after the meeting. Unless the context otherwise requires, all references in this Proxy to the "Company" shall mean Specialized Health Products International, Inc. ("SHPI") and its subsidiaries, Specialized Health Products, Inc. and its other subsidiaries, on a consolidated basis and, where the context so requires, shall include its predecessors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTOR OF THE NOMINEES NAMED HEREIN.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         Set forth below is certain information concerning each of our directors and executive officers as of March 31, 2005.

                                                                        With the
                                                                        Company
         Name                 Age             Position                   Since
         ----                 ---             --------                 ---------

Jeffrey M. Soinski            43   President, Chief Executive Officer     2001
                                   and Director

Guy J. Jordan, Ph.D.(1)(2)(3) 56   Chairman of the Board                  2001

Donald D. Solomon, Ph.D.      54   Vice President, Chief Operating        2000
                                   Officer, Chief Technical Officer
                                   and Director

Paul S. Evans                 42   Vice President, Business Development,  2000
                                   General Counsel and Secretary

Keith L. Merrell              59   Controller, Acting Chief Financial     2000
                                   Officer and Treasurer

David W. Jahns(2)             39   Director, Chairman of                  2001
                                   Compensation Committee

Stuart A. Randle(1)(3)        45   Director, Chairman of Nominating       2001
                                   Committee

Stephen I. Shapiro(2)         60   Director                               2001

Robert R. Walker(1)(3)        74   Director, Chairman of Audit Committee  1994
---------------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.
(3) Member of Nominating Committee.

         Jeffrey M. Soinski. Mr. Soinski is our President, Chief Executive Officer and a director. His term as a director expires at the 2005 annual meeting of stockholders. Mr. Soinski brings 22 years of general management, business development and marketing experience to our company, including several years as the President and Chief Executive Officer of ViroTex Corporation ("ViroTex"), a venture-backed pharmaceutical company focused on the development and commercialization of proprietary drug delivery systems. Mr. Soinski was with ViroTex from 1992 through 1999. He merged ViroTex into Atrix Laboratories, Inc. (Nasdaq: ATRX) in 1998, and continued working with Atrix on a transitional basis through 1999. From 2000 through 2001, Mr. Soinski was the Managing Partner and Chief Executive Officer of Mad Dogs & Englishmen, a marketing communications firm with offices in New York and San Francisco. Mr. Soinski has a BA degree from Dartmouth College.

         Guy J. Jordan, Ph.D. Dr. Jordan is our Chairman of the board. His term as a director expires at the 2005 annual meeting of stockholders. Dr. Jordan brings a wealth of senior management healthcare experience to our company, with a strong focus in the areas of vascular disease and oncology. Dr. Jordan recently retired as Group President for C.R. Bard, Inc. with global operating responsibility for their oncology businesses, geographic responsibility for Canada, Australia, Latin America and Asia Pacific, and functional responsibility for all of Bard's research and development. Prior to joining C.R. Bard in 1986, Dr. Jordan held senior product development positions at American Cyanamid. Dr. Jordan has a Ph.D. degree from Georgetown University and an MBA from Fairleigh Dickinson University.

         Donald D. Solomon, Ph.D. Dr. Solomon is Chief Operating Officer, Chief Technology Officer, a Vice President and a director. His term as a director expires at the 2007 annual meeting of stockholders. Dr. Solomon joined us in October 2000 and has served as a director since March 2001. He has over 25 years of medical product experience in research, product development, engineering and manufacturing. Prior to joining our Company, Dr. Solomon was the Vice President of Research and Development at Johnson & Johnson Medical - Vascular Access from 1997 to 2000. Prior to that Dr. Solomon spent 14 years at Becton Dickinson ("BD"), and held positions as Worldwide Director of R&D for BD Pharmaceutical Systems Division based in France, and Director of R&D for Biocompatible Polymer Development at the BD Infusion Therapy Division. Dr. Solomon holds 38 patents and is the author of 52 scientific publications. He received Masters and Ph.D. degrees from Case Institute of Technology at Case Western Reserve University.

         Paul S. Evans. Mr. Evans is our Vice President, General Counsel, Business Development, and corporate Secretary. He is a registered patent attorney and joined us in June 2000. Mr. Evans manages our intellectual property portfolio and corporate legal matters, and is extensively involved in business development efforts. Mr. Evans brings a wide range of intellectual property and corporate legal experience to us, having previously represented SHPI since 1994 as outside patent counsel with the law firm of Snow, Christensen & Martineau. Prior to earning his law degree, Mr. Evans worked as a Project/Design Engineer for Morton International (now Autoliv). He holds JD, MBA and BS degrees from the University of Utah.

         Keith L. Merrell. Mr. Merrell is our Controller, Acting Chief Financial Officer and Treasurer. He joined us in July 2000. Mr. Merrell draws on 29 years of accounting experience to manage all of our accounting functions and to interface with our independent public accountants. He spent two years in the field of public accounting, and served as Chief Financial Officer or Controller of four companies prior to his joining us. His business career also includes extensive experience in management, sales and marketing, and consulting. He served as Vice President - Western Operations for Michelex, an injection molding company with corporate headquarters in New York, from 1998 to 2000. From 1991 to 1998 he served as Director of Finance for The Duplication Group, planning, implementing and bringing online the first CD manufacturing facility in the intermountain area. He graduated from Arizona State University with a BS degree in Accounting.

         David W. Jahns. Mr. Jahns serves as one of our directors. His term as a director expires at the 2006 annual meeting of stockholders. Mr. Jahns is a General Partner and principal of Galen Partners. Since joining Galen in 1993, Mr. Jahns has been responsible for making and managing investments in several of the firm's portfolio companies. He is an experienced board member and currently serves on the boards of DAOU Systems, Inc. and several of Galen's privately held portfolio companies. Prior to joining Galen, Mr. Jahns worked in the Corporate Finance Division at Smith Barney, where he worked on a variety of corporate finance and merger and acquisition related transactions, and assisted in the marketing of public offerings. Mr. Jahns has an MBA degree from the J. L. Kellogg Graduate School of Management at Northwestern University and a BA degree from Colgate University.

         Stuart A. Randle. Mr. Randle serves as one of our directors. His term as a director expires at the 2007 annual meeting of stockholders. Mr. Randle is a highly experienced healthcare executive with over 20 years of operating experience. He is currently Chief Executive Officer of GI Dynamics, a medical device company focused on the treatment of obesity. From 1998 to 2001, Mr. Randle was the President and CEO of ACT Medical, Inc., a leading company providing outsourcing services to the medical device, biotech and diagnostic industries. He merged ACT Medical, Inc. with MedSource Technologies in 2001. From 1996 through 1998, Mr. Randle was President, Northeast Region, for Allegiance Corporation, a $5 billion medical products distribution and manufacturing company. He is also the past President, New England Region, for Baxter Healthcare Corporation. Mr. Randle has an MBA degree from the J. L. Kellogg Graduate School of Management at Northwestern University and a BS degree from Cornell University.

         Stephen I. Shapiro. Mr. Shapiro serves as one of our directors. His term as a director expires at the 2005 annual meeting of stockholders. Mr. Shapiro has over 30 years of relevant medical device and equipment industry experience, with special expertise in a wide variety of healthcare markets, particularly high-volume sterile disposables, critical care instruments, and cardiovascular devices. Mr. Shapiro began his career at Union Carbide Clinical Diagnostics and Becton Dickinson, where he was Director of Advanced R&D and New Business Development. In 1982, he joined The Wilkerson Group, a leading management consultancy to pharmaceutical, medical device, and diagnostic companies. Mr. Shapiro was Managing Director and a principal of The Wilkerson Group at the time of its acquisition by IBM in 1996. In 1999, Mr. Shapiro left The Wilkerson Group (now IBM Healthcare Consulting) to focus on sourcing and evaluating investments for two premier healthcare venture capital firms, including Galen Partners. He currently serves on the board of Novoste Corporation and Closure Medical Corporation. Mr. Shapiro has a BS degree from the Massachusetts Institute of Technology and an MS degree in biomedical engineering from the University of California, Berkley.

         Robert R. Walker. Mr. Walker serves as one of our directors. His term as a director expires at the 2006 annual meeting of stockholders. Since 1992,

Mr. Walker has been principally self-employed as a consultant in the healthcare industry primarily in the area of start-up medical device companies. From 1976 to 1992, Mr. Walker was employed by IHC Affiliated Services Division of Intermountain Healthcare, a regional hospital company. He retired as President of IHC Affiliated Services in 1992. He is also a former Chairman of the board of AmeriNet, Inc., a national group purchasing organization for hospitals, clinics, detox/drug centers, emergency, nursing homes, private laboratories, psychiatric centers, rehabilitation facilities, surgical centers and other institutions. Mr. Walker is a member of the American Hospital Association and the Hospital Financial Management Association. He has a BS degree in Business Administration from the University of Utah.

         Our executive officers are elected by the board on an annual basis and serve at the discretion of the board.

         The Company has adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other senior financial officers. Our Code of Ethics is posted on the Company's Web site, which is located at www.shpi.com.

Involvement in Certain Legal Proceedings

         The executive officers and directors of the Company have not been involved in any material legal proceedings which occurred within the last five years of any type as described in Regulation S-B.

Board Committees

         We have a standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act, a Compensation Committee and a Nominating Committee.

         The Audit Committee

         The Company's Audit Committee held four meetings during 2004. The function of the Audit Committee as detailed in the Audit Committee Charter (as amended November 2004) is to provide assistance to the Board in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management. The Company believes that the members of the Audit Committee are independent as defined by Rule 4200(a) of NASD's listing standards. The members of the Audit Committee are Guy J. Jordan, Stuart A. Randle and Robert R. Walker. Mr. Walker, Chairman of our Audit Committee, serves as our financial expert on that committee.

         The Compensation Committee

         The Company's Compensation Committee held four meetings during 2004. The Compensation Committee administers the Company's stock option and stock grant plans, establishes a general compensation policy for the Company and, except as prohibited by applicable law, may take any and all actions that the Board could take relating to the compensation of employees, directors and other parties. The members of the Compensation Committee are David W. Jahns, Guy J. Jordan, and Stephen I. Shapiro. David W. Jahns is Chairman of our Compensation Committee.

         The Nominating Committee

         The Nominating Committee was formed in January 2004. The Nominating Committee's Charter and Policies are available on the Company's website, which is located at www.shpi.com. The Company believes that the members of the Nominating Committee are independent as defined by Rule 4200(a) of NASD's listing standards. The members of the Nominating Committee are Guy J. Jordan, Stuart A. Randle and Robert R Walker. Stuart A. Randle is Chairman of our Nominating Committee.

         The Nominating Committee held two meetings during 2004, during which it recommended the nomination of Messrs. Jeffrey M. Soinski, Guy J. Jordan and Stephen I. Shapiro for reelection to the Board. The function of the Nominating

Committee, as detailed in the Nominating Committee's Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings. It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board. All recommendations shall be submitted to Paul Evans at SHPI, Inc, 585 West 500 South, Bountiful, Utah 84010 (telephone: 801-298-3360, email: pevans@shpi.com). Such submissions should include the name, contact information, a brief description of the candidate's business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. Paul Evans will then pass all such recommendations on to the Nominating Committee for consideration. For candidates to be considered for election at the next annual meeting stockholders, the recommendation must be received by the Company no later than 120 calendar days prior to the date that the Company's proxy statement is released to security holders in connection with such meeting.

         The Nominating Committee has not established any fixed minimum qualifications in order to consider a proposed candidate for election to the Board. However, the Nominating Committee has a strong preference for candidates with prior board of director experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

         The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any committee of the Board upon expiration of such director's term using the same factors as described above for other Board candidates and the committee will also take into account the incumbent director's performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any calendar year will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Board Meetings, Directors' Attendance and Security Holder Communications

         The Board held nine meetings during 2004. There was one action taken by unanimous consent during 2004. No incumbent director attended fewer than 75 percent of the Board meetings held or fewer than 75 percent of the committee meetings held by committees on which an incumbent director served during 2004. The Company's policy is to encourage, but not require, Board members to attend annual stockholder meetings. Two of our Board members attended the 2004 annual stockholders meeting.

         Security holders who would like to send communications to the Board may do so by submitting such communications to Paul Evans at SHPI, Inc, 585 West 500 South, Bountiful, Utah 84010 (telephone: 801-298-3360, email: pevans@shpi.com). The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission and a description of the matter that is the subject of the communication. Paul Evans will then pass such information on to the Board for review.

Certain Relationships And Related Transactions

         On March 22, 2004, we entered into an agreement with Galen Partners III, L.P., Galen Partners International III, L.P., and Galen Employee Fund III, L.P. (collectively, "Galen Partners") whereby Galen Partners agreed to purchase a convertible promissory note ("Note") in the aggregate principal amount of $1,000,000 upon our request made at any time between March 31, 2004 and March 31, 2005. As consideration for entering into this purchase agreement, Galen Partners received a warrant that provides them the right, but not the obligation, to purchase 80,000 shares of our common stock at an exercise price of $0.02 per share. The warrant shall expire and be no longer exercisable after 5:00 p.m., Eastern Time, on March 22, 2007. Further, we paid $9,991 in legal fees related to this transaction. The Note has a term of three years and bears interest at the rate of 12% per annum, with accrued interest to be paid July 1 and January 1 of each year the Note remains outstanding. The entire outstanding principal amount due on the Note may, at Galen Partner's option, be converted into fully paid and nonassessable shares of our common stock. The conversion price will be 110% of the average closing share price for our common stock as reported on NASDAQ or the OTC Bulletin Board for the twenty (20) consecutive trading days prior to the date of the issuance of the Note.

         On March 7, 2005, Galen Partners agreed to a six-month extension of the promissory note agreement through September 30, 2005 in exchange for the issuance of warrants to purchase 40,000 shares of the our common stock at an exercise price of $.02 per share. At our sole option, we may extend the agreement for an additional six-month period through March 31, 2006 for the issuance of warrants to purchase an additional 40,000 shares of our common stock at an exercise price of $.02 per share. All other terms and conditions of the original agreement remain unchanged in the subsequent agreement.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2005, for: (i) each person who is known by us to beneficially own more than five percent of our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all directors and executive officers as a group. On March 31, 2005 the Company had 44,481,945 shares of Common Stock outstanding.

                                      Shares
       Name and Address            Beneficially           Percentage of
    of Beneficial Owner(1)           Owned(2)                Total(2)                    Position
    ----------------------           --------                --------                    --------
Jeffrey M. Soinski (3)               1,489,289                  3.3           President, CEO and Director

Guy J. Jordan, Ph.D. (4)               235,294                    *           Chairman of the Board


Donald D. Solomon, Ph.D. (5)           569,568                  1.3           Vice President, COO, CTO and
                                                                                Director

Paul S. Evans (6)                      405,116                    *           Vice President, General
                                                                                Counsel, Business
                                                                                Development, and Secretary

Keith L. Merrell (7)                   184,268                    *           Controller, Acting CFO and
                                                                                Treasurer

David W. Jahns (8)                  15,435,236                 34.7           Director

Stuart A. Randle (9)                   117,647                    *           Director

Stephen I. Shapiro (10)                124,326                    *           Director

Robert R. Walker (11)                  206,529                    *           Director

Executive Officers and
   Directors as a Group
   (9 persons)                      18,767,273                 42.2

* Less than 1%.
--------------

(1) Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the company.
(2) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.
(3) Includes 18,701 shares of common stock purchased through our 401(k) plan and 1,470,588 shares of common stock issued under the Stock Plan (defined below) that are currently unvested and non-transferable.

(4) Includes 235,294 shares of common stock issued under the Stock Plan that are currently unvested and non-transferable.
(5) Includes 75,666 shares of common stock, 82,118 shares of common stock purchased through our 401(k) plan and 411,764 shares of common stock issued under the Stock Plan that are currently unvested and non-transferable.
(6) Includes 61,000 shares of common stock, 49,999 shares of common stock purchased through our 401(k) plan and 294,117 shares of common stock issued under our Stock Plan that are currently unvested and non-transferable.
(7) Includes 36,000 shares of common stock, 42,386 shares of common stock purchased through our 401(k) plan and 105,882 shares of common stock issued under our Stock Plan that are currently unvested and non-transferable.
(8) Includes 58,823 shares of common stock issued under our Stock Plan that are currently unvested and non-transferable. Also includes 13,937,735 shares of common stock held of record by Galen Partners III, L.P., 1,261,605 shares of common stock held of record by Galen Partners International III, L.P., and 57,073 shares of common stock held of record by Galen Employee Fund III, L.P. Information regarding Galen Partners III, L.P. and its affiliates is derived from the Form 4 filed by Galen Partners III, L.P. with the Securities and Exchange Commission Also includes warrants to purchase 120,000 shares of common stock. William R. Grant, Bruce F. Wesson, L. John Wilkerson, David W. Jahns, Srini Conjeevaram, and Zubeen Shroff are all natural persons and are the members of Claudius, L.L.C., a Delaware limited liability company, the general partner of Galen Partners III, L.P. and Galen Partners International III, L.P. Bruce F. Wesson is the President of Wesson Enterprises, Inc., a Delaware corporation, which is the general partner of Galen Employee Fund III, L.P. David Jahns is a member of Claudius, L.L.C., a Delaware limited liability company, and a general partner of Galen Partners III, L.P. and Galen Partners International III, L.P.
(9) Includes 117,647 shares of common stock issued under our Stock Plan that are currently unvested and non-transferable.
(10) Includes 65,503 shares of common stock and 58,823 shares of common stock issued under our Stock Plan that are currently unvested and non-transferable.
(11) Includes 143,529 shares of common stock issued under our Stock Plan that are currently unvested and non-transferable and 63,000 shares of common stock that Mr. Walker is deemed to beneficially own through a trust.

Changes in Control

     The Company is not aware of any arrangements which may result in a change in control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons. Based solely on our review of forms furnished to us and representations from reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during 2004.

Executive Compensation

         Summary Compensation Table. The following table provides certain information regarding compensation paid by the company to the Named Executive Officers.

                                                   SUMMARY COMPENSATION TABLE

                                             Annual Compensation                     Awards             Payouts
                                   ----------------------------------------  ----------------------   ----------
                                                                              Restricted   Stock                     All Other
        Name and                                            Other Annual        Stock      Options/      LTIP      Compensation
    Principal Position       Year  Salary ($)  Bonus($)   Compensation($)(1)  Awards ($)    SAR(#)    Payouts($)      ($) (2)
    ------------------       ----  ----------  -------    ------------------  ----------    ------    ----------      -------
Jeffrey M. Soinski           2002   240,000    43,200(3)      11,000             ---          ---         ---             610
President, CEO & Director    2003   246,312    41,873(4)      12,000             ---          ---         ---             658
                             2004   250,992    47,531(5)      12,550         1,666,691(7)     ---         ---             658

Donald D. Solomon, Ph.D.     2002   190,000    34,200(3)       9,500             ---          ---         ---           1,081
VP, CTO, COO &               2003   195,312    33,203(4)       9,766             ---          ---         ---           1,754
Director                     2004   199,023    37,689(5)       9,951           466,673(8)     ---         ---           1,754

Paul S. Evans , VP,          2002   175,000    31,500(3)         ---             ---          ---         ---             579
General
Counsel, Business            2003   180,312    30,653(4)       8,550             ---          ---         ---             627
Development & Secretary      2004   183,738    34,795(5)       9,187           333,338(9)     ---         ---             627


Keith L. Merrell             2002   102,000      3,000         5,100             ---          ---         ---             456
Acting CFO, Controller &     2003   105,168      5,000(4)      5,258             ---        75,000        ---             504
Treasurer                    2004   108,323     10,000(6)      5,416           120,001(10)    ---         ---           1,017
--------------------

(1) These amounts represent payments by us into our 401(k) retirement plan for the benefit of the Named Executive Officer.
(2) Represents amounts paid by us for life insurance on the lives of Mr. Soinski, Dr. Solomon, Mr. Evans and Mr. Merrell with insurance proceeds payable to the beneficiary designated by them.
(3)  Bonuses accrued and expensed in 2002; paid in 2003.
(4)  Bonuses accrued and expensed in 2003; paid in 2004.
(5)  Bonuses accrued and expensed in 2004;paid in 2005.
(6) Bonus of $5,000 paid in 2004; additional $5,000 accrued and expensed in 2004 and paid in 2005.
(7) Restricted stock award is related to Mr. Soinski's election to surrender stock options exercisable for 2,500,000 shares of common stock in exchange for 1,470,588 shares of unvested common stock issued under the Stock Plan as approved by the stockholders on October 19, 2004.
(8) Restricted stock award is related to Dr. Solomon's election to surrender stock options exercisable for 700,000 shares of common stock in exchange for 411,765 shares of unvested common stock issued under the Stock Plan as approved by the stockholders on October 19, 2004.
(9) Restricted stock award is related to Mr. Evan's election to surrender stock options exercisable for 500,000 shares of common stock in exchange for 294,118 shares of unvested common stock issued under the Stock Plan as approved by the stockholders on October 19, 2004
(10) Restricted stock award is related to Mr. Merrell's election to surrender stock options exercisable for 180,000 shares of common stock in exchange for 105,882 shares of unvested common stock issued under the Stock Plan as approved by the stockholders on October 19, 2004

Restricted Stock Plan

         On September 15, 2004, the 2004 Stock Incentive Plan ("Stock Plan") was approved by the Board of Directors and became effective on that date, subject to the Stock Plan being approved by the stockholders within six months after that date. On October 19, 2004, a special meeting of stockholders was held, at which time the stockholders approved the Stock Plan. The Stock Plan provides that 6,000,000 shares of our authorized but unissued common stock be reserved pursuant to the terms and conditions of the plan. The Stock Plan will allow the Company, under the direction of the Compensation Committee, to make broad-based grants of restricted stock and stock units, any of which may or may not require the satisfaction of performance objectives, to employees and non-employee directors. The purpose of these stock awards is to attract and retain talented employees and further align employee and stockholder interests. The Board approved and recommended the Stock Plan after consultation with a compensation consulting firm that was retained by the Company. The Board believes that the Stock Plan provides an essential component of the total compensation package offered to employees, reflecting the importance that we place on motivating and rewarding superior results with long-term, performance-based incentives. During 2004, current directors and employees holding stock option grants were given the election of retaining those stock option grants or surrendering them for grants of common stock. This resulted in the surrender of stock options exercisable for 5,738,190 shares of common stock in exchange for the issuance of 3,375,397 shares of common stock. The stock issuance resulted in a non-cash charge of $3,825,521, which will be expensed ratably over the three-year vesting period of the stock grants. The charge to expense for the year ended December 31, 2004 relating to this transaction was $247,155.

Compensation of Directors

         No cash fees or other consideration were paid to our employee directors for service on the Board during 2004. During 2004, non-executive Board members received $2,500 per in-person Board meeting attended, $500 per telephonic Board meeting participated in, $500 per committee meeting attended, and $2,500 per additional in-person meeting scheduled by the Board and requiring director attendance. In 2004, non-executive board members were given the election to surrender stock options exercisable for 1,044,000 shares of common stock in exchange for 614,118 shares of unvested common stock as approved by the stockholders on October 19, 2004. Cash compensation for non-executive Board members in 2005 will be made on the same basis as in 2004. All directors are entitled to reimbursement for reasonable out-of-pocket travel related expenses incurred in the performance of their duties as Board members.

Employment and Indemnity Agreements

         We have entered into an employment agreement with Mr. Jeffrey Soinski. The employment agreement provides that (i) Mr. Soinski receive a beginning base salary of $240,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Soinski is eligible to participate in the Company's equity incentive plans; (iii) Mr. Soinski is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Soinski's employment contract may be terminated at any time by us; (v) if the employment of Mr. Soinski is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Soinski is terminated for reasons other than disability, death or for cause, then Mr. Soinski's salary and medical benefits will continue for a period of 18 months from the date of termination and his other benefits will cease as of the date of termination. On May 13, 2004, the Board of Directors approved an amendment to Mr. Soinski's agreement whereby, in the event he voluntarily terminates his employment on or after May 31, 2005, salary and medical benefits will continue for a period of twelve months.

         We have entered into an employment agreement with Donald Solomon, Ph.D. The employment agreement provides that (i) Dr. Solomon receive a beginning base salary of $190,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Dr. Solomon is eligible to participate in the Company's equity incentive plans; (iii) Dr. Solomon is entitled to vacation pay, health insurance and life insurance; (iv) Dr. Solomon's employment contract may be terminated at any time by us; (v) if the employment of Dr. Solomon is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Dr. Solomon is terminated for reasons other than disability, death or for cause, then Dr. Solomon's salary and medical benefits will continue for a period of 12 months from the date of termination and his other benefits will cease as of the date of termination.

         We have entered into an employment agreement with Mr. Paul Evans. The employment agreement provides that (i) Mr. Evans receive a beginning base salary of $175,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Evans is eligible to participate in the Company's equity incentive plans; (iii) Mr. Evans is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Evans' employment contract may be terminated at any time by us; (v) if the employment of Mr. Evans is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Evans is terminated for reasons other than disability, death or for cause, then Mr. Evans' salary and medical benefits will continue for a period of 12 months from the date of termination and his other benefits will cease as of the date of termination.

         We have entered into an employment agreement with Mr. Keith Merrell. The employment agreement provides that (i) Mr. Merrell receive a beginning base salary of $102,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Merrell is eligible to participate in the Company's equity incentive plans; (iii) Mr. Merrell is entitled to vacation pay and health insurance; (iv) Mr. Merrell's employment contract may be terminated at any time by us; (v) if the employment of Mr. Merrell is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Merrell is terminated for reasons other than disability, death or for cause, then Mr. Merrell's salary and medical benefits will continue for a period of 3 months from the date of termination and his other benefits will cease as of the date of termination.

         In January 2003, the Board approved a 2003 Executive Officer Bonus Plan. Under the plan executive officers eligible for bonuses during 2003 include the CEO, COO, VP of Sales and Marketing and VP of Business Development and General Counsel. Plan participants will earn 20% of their annual salary based upon 100% achievement of the overall revenue goal outlined in our approved budget plan. Also, plan participants will be eligible to receive incremental bonus payments for performing beyond the budget plan. The amount of incremental payments, if earned, will be based upon the recommendation of the Compensation Committee and approved by the Board. The maximum base bonus that could be paid under this plan is $160,200. In January 2004, the Board approved payment of $105,729 under this plan. In connection with this plan, we also adopted an Employee Bonus Plan for employees other than the Named Executive Officers to reward specific individual or team achievements during 2003. Of the $75,000 maximum authorized, $61,000 was approved for payment.

         In February 2004, the Board approved a 2004 Executive Officer Bonus Plan. Under the plan executive officers eligible for bonuses during 2004 include the CEO, COO, and VP of Business Development and General Counsel. Plan participants will earn up to 20% of their annual salary based upon achievement of certain revenue, net income, and cash flow goals. Also, plan participants will be eligible to receive incremental bonus payments for performing beyond the goals. The amount of incremental payments, if earned, will be based upon the recommendation of the Compensation Committee and approved by the Board. The maximum base bonus that could be paid under this plan is $126,750. In February 2005, the Board approved payment of $120,015 under this plan. In connection with this plan, we also adopted an Employee Bonus Plan for employees other than the Named Executive Officers to reward specific individual or teach achievements during 2004. The Board approved a total of $75,000 to be paid under this plan, the total amount of which was paid to plan participants.

         We have entered into indemnity agreements (the "Indemnity Agreements") with each of our executive officers and directors pursuant to which we have agreed to indemnify the officers and directors to the fullest extent permitted by law for any event or occurrence related to the service of the indemnitee for us as an officer or director that takes place prior to or after the execution of the Indemnity Agreement. The Indemnity Agreements obligate us to reimburse or advance expenses relating to any proceeding arising out of an indemnifiable event. Under the Indemnity Agreements, our officers and directors are presumed to have met the relevant standards of conduct required by Delaware law for indemnification. Should the Indemnity Agreements be held to be unenforceable, indemnification of these officers and directors may be provided by us in certain cases at our discretion.

401(k) Retirement Plan

         Effective in 1996, we adopted a 401(k) retirement plan whereby we contribute up to five percent of payroll compensation to the plan, matching employee contributions to the plan on a dollar for dollar basis up to the maximum five percent contribution.

Accrued Vacation Pay

         Our current policy allows all employs to carry over maximum days of vacation pay from year to year equivalent to a one-year accrual at the rate earned.

Indemnification for Securities Act Liabilities

         Delaware law authorizes, and our Bylaws and Indemnity Agreements provide for, indemnification of our directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Indemnification for liabilities arising under the Act may be permitted for our directors, officers and controlling persons pursuant to the foregoing or otherwise. However, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Exchange Act of 1934 and is, therefore, unenforceable.

Stock Options and Warrants

         In November 2001, our stockholders approved the adoption of the Specialized Health Products International, Inc. 2001 Stock Option Plan (the "2001 Option Plan"). The 2001 Option Plan permits us to grant "non-qualified stock options" and "incentive stock options" to acquire our Common Stock. The total number of shares authorized for the Option Plan may be allocated by the Board between the non-qualified stock options and the incentive stock options from time to time, subject to certain requirements of the Internal Revenue Code of 1986, as amended. The option exercise price per share under the Option Plan may not be less than the fair market value of a share of Common Stock on the date on which the option is granted. A total of 5,000,000 shares are allocated to the Option Plan. As of December 31, 2004, options to acquire an aggregate of 13,000 shares of Common Stock at an exercise price of $1.19 were outstanding under the Option Plan.

         We have also issued stock options under stock options plans that preceded the 2001 Option Plan ("Prior Plans"). As of December 31, 2004, options to acquire an aggregate of 111,250 shares of Common Stock at exercise prices ranging from $1.00 to $2.00 were outstanding under Prior Plans.

         In addition to the stock options detailed above, we have outstanding warrants to buy 120,000 shares of Common Stock at an exercise price of $0.02.

Compensation Committee Interlocks and Insider Participation

         None of our executive officers serve on our Compensation Committee or in a like capacity in any other entity.

2. Other Matters

Discretionary Authority

         At the time of mailing of this proxy statement, the Board was not aware of any other matters, which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Independent Public Accountants

         The Company retained PricewaterhouseCoopers LLP ("PWC") as its independent auditor for the current year. PWC has acted as the Company's independent auditor since 2002. The Company expects representatives of PWC to be present at the Company's 2004 Annual Meeting of Stockholders. PWC will have the opportunity to make a statement at the annual meeting if it desires to do so and it is expected that representatives of PWC will be available to respond to appropriate questions if called upon to do so.

Report of the Audit Committee of the Board Of Directors

         The Company's Board has adopted a written charter for the Audit Committee, which is included as Annex A hereto.

         The Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with PWC, the Company's independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees), as may be modified or supplemented.

         3. The Audit Committee has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with PWC their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Guy J. Jordan
Stuart A. Randle
Robert R. Walker

Audit Fees

         The aggregate fees billed for professional services rendered by our principal accountant for the audit of our financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2003 were $101,725 and $76,855, respectively.

Audit Related Fees

         The aggregate fees billed for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements, other than those previously reported in this Item 14, for the fiscal years ended December 31, 2004 and 2003 were $0 and $0, respectively.

Tax Fees

         The aggregate fees billed for professional services rendered by our principal accountant for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2004 and 2003 were $10,000 and $9,500, respectively.

All Other Fees

         The aggregate fees billed for products and services provided by the principal accountant, other than those previously reported in this Item 14, for the fiscal years ended December 31, 2004 and 2003 were $9,260 and $0, respectively.

Financial Information Systems Design and Implementation Fees

         The aggregate fees billed by PWC for professional services rendered in connection with Company's financial information system and related design and implementation fees was $0.

Audit Committee

         It is the Company's policy that the Audit Committee pre-approves all audit, tax and related services. All of the services described under the prior five headings were approved in advance by our Audit Committee. No items were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee has considered whether the provision of the services performed by our principal accountant is compatible with maintaining the principal accountant's independence.

Notice Requirements

         Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2006 annual meeting of stockholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 15, 2006.

Annual Report

         This Proxy Statement has been preceded or accompanied by an Annual Report. Stockholders are referred to such reports for financial and other information about the activities of the Company, but such report is not to be deemed a part of the proxy soliciting material.

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.


                                           By order of the Board of Directors,


                                           By  /s/ Paul S. Evans
                                              ---------------------------------
                                              Paul S. Evans, Secretary

                                   APPENDIX A

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee of the board of directors of Specialized Health Products International, Inc. (the "Company") to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors (the "Board"), would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, creditors and other stakeholders relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

The members of the Audit Committee shall be appointed by the Board at the annual organizational meeting of the Board or until their successors shall be duly qualified and appointed. Unless a chair is appointed by the full Board, the members of the Audit Committee may designate a chair by majority vote of the full Audit Committee membership.

MEETINGS

The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Audit Committee or its members are expected to meet for discussions with Company management frequently. There will be at least two formal meetings with Company management in the presence of the independent auditors. The Audit Committee will hold separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee's policies and procedures will remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

         1. Develop an effective Audit Committee charter approved by the Board. Update this charter at least annually or as business developments may dictate.

         2. Influence the overall Company "tone" for quality financial reporting, sound business risk controls, and ethical behavior.

         3. Review and recommend to the Board the Audit Committee's choice of independent auditors and the level of fees for audits of the financial statements of the Company. Recommend dismissal when necessary. Maintain an active dialog with the independent auditors to identify and disclose any relationship or services that may impact the objectivity and independence of the auditors.

         4. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review the results of such audit, including any comments or recommendations of the independent auditors.

         5. Emphasize the adequacy of internal controls to identify any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Review the Company's policy statements to enforce adherence to its code of conduct.

         6. Monitor the integrity and quality of annual and interim financial reporting to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review changes in accounting principles and concur as to their appropriateness.

                  The Audit Committee on a regular basis should also monitor the integrity and quality of internal financial and operating information used by management in its decision making processes.

         7. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         8.       Consider and review with the independent auditors:

                  (a) Any significant findings in the independent auditors SAS 71 interim financial statement review prior to the Company's filing of its Form 10-QSB.

                  (b) The adequacy of the Company's internal controls including computerized information system controls and security.

                  (c) Any significant findings and recommendations of the independent auditors together with management's responses thereto.

         9. Monitor compliance with the Company code of conduct and regulatory requirements, and review and assess conflicts of interest and related-party transactions.

         10. Evaluate and make recommendations regarding management initiatives affecting the financing of the Company and related matters.

         11.      Assess independent auditor performance.

         12.      Assess Audit Committee performance.

         13. Review and approve required stock exchange certifications, if any, and proxy statement disclosure.

         14. Provide a report of the Audit Committee's findings that result from its financial reporting oversight responsibilities including representation that the Audit Committee has:

                  a. discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended,

                  b. received and reviewed the written disclosures and the letter from the independent auditors required by Independence Discussions with Audit Committees, as amended, by the Independence Standards Board,

                  c. discussed with the auditors the auditors' independence.

                  This report from the Audit Committee is to be included in proxy statements filed by the Company.

         15. Conduct an annual quality discussion with the independent auditors wherein the independent auditors discuss their judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in it financial reporting.

         16. Ensure that the independent auditors review interim financial statements and conduct a quality discussion with the independent auditors before the Company files its Form 10-Q or 10-QSB.

                                   APPENDIX B

                PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS OF
                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Jeffrey M. Soinski as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of Specialized Health Products International, Inc. held of record by the undersigned on March 31, 2005, at the annual meeting of stockholders to be held on May 25, 2005, or any adjournment thereof.

1. Election of Nominee Director

[ ]FOR Jeffrey M. Soinski   [ ]WITHHOLD AUTHORITY to vote for Jeffrey M. Soinski

[ ]FOR Guy J. Jordan        [ ]WITHHOLD AUTHORITY to vote for Guy J. Jordan

[ ]FOR Stephen I. Shapiro   [ ]WITHHOLD AUTHORITY to vote for Stephen I. Shapiro

2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2005         __________________________________
                                              (signature)


Please mark, sign, date and return the proxy  __________________________________
card promptly using the enclosed envelope or  (signature if held jointly)
proxy cards may be sent by facsimile to
Colonial Stock Transfer at (801) 355-6505 or
directly to the Company at (801) 298-1759.    __________________________________
                                              (print name of stockholder(s))